Exhibit 10.25

THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT

AGREEMENT DATED DECEMBER 22, 2003, AMONG ROYSTER-CLARK, INC.,

CERTAIN SUBSIDIARIES OF ROYSTER-CLARK, INC., VARIOUS FINANCIAL

INSTITUTIONS, U.S. BANK NATIONAL ASSOCIATION, as the Administrative Agent, and a

Collateral Agent, and THE CIT GROUP/BUSINESS CREDIT, INC., as a Collateral Agent,

This Third Amendment to Amended and Restated Revolving Credit Agreement this “Amendment”) is made as of March 28, 2005 between Royster-Clark, Inc. a Delaware corporation (hereinafter referred to as “Borrower”), Royster-Clark Resources LLC, a Delaware limited liability company, Royster-Clark Agribusiness, Inc. (f/k/a IMC AgriBusiness, Inc.), a Delaware corporation, Royster-Clark Nitrogen, Inc. (f/k/a IMC Nitrogen Company), a Delaware corporation, (individually a “Co-Borrower” and collectively, the “Co-Borrowers”), and the various financial institutions signatory hereto (being at least the Required Lenders).

RECITAL

With respect to the Amended and Restated Revolving Credit Agreement between Borrower, the Co-Borrowers and the Lenders dated December 22, 2003 (as amended, replaced, restated and/or supplemented from time to time, the “Credit Agreement”) and other Loan Documents, Borrower and the Co-Borrowers have requested that the Lenders amend and modify the Credit Agreement and other Loan Documents with respect to certain terms, Borrower and the Co-Borrowers have requested that the Lenders waive compliance with certain covenants under the Credit Agreement and other Loan Documents, and the Lenders are willing to do these things on the terms and conditions herein contained.

The Borrower, the Co-Borrowers and the Lenders acknowledge that the Second Amendment to Amended and Restated Revolving Credit Agreement and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement dated as of February 3, 2005 (collectively, the “Second Amendment”) has not yet, and may not become effective inasmuch as the RCN Sale (as defined in the Second Amendment) has not yet, and may not become effective.

Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement and other Loan Documents.

NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment and of any loans or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower and the Co-Borrowers by the Lenders, Borrower, the Co-Borrowers and the Lenders agree as follows:

1. Borrower and the Co-Borrowers acknowledge the existence of the following Event of Default. As of December 31, 2004, the Borrower and the Co-Borrowers failed to maintain four quarter EBITDA in the minimum amount of $58,000,000 in violation of Subsection (b) of Section 7.2.4 of the Credit Agreement, Financial Covenants, which constitutes an Event of Default listed in Section 8.1.3 of the Credit Agreement, Non-Performance of Certain Covenants and Obligations, (the “Financial Covenant Default”). The Lenders shall and do hereby waive the Financial Covenant Default. Notwithstanding the foregoing waiver, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower and the Co-Borrowers of all terms of the Credit Agreement or any other Loan Document, including without limitation, the terms of the Credit Agreement referred to above, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein, and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

2. To the extent they are deducted from Net Income, the costs and expenses incurred in pursuit of the RCN Sale (as defined in the Second Amendment) and associated efforts directed towards refinancing the First Mortgage Notes shall be added to Net Income in the calculation of EBITDA, as defined in Section 1.1 of the Credit Agreement, Defined Terms.

3. Subsection (b) of Section 7.2.4 of the Credit Agreement, Financial Covenants, shall be amended to read in full as follows:

(b) Minimum EBITDA. The Borrower and the Co-Borrowers will not permit EBITDA as of the last day of any Fiscal Quarter set forth below, calculated for that Fiscal Quarter and the three Fiscal Quarters preceding that Fiscal Quarter, to be less than the amount set forth opposite such period:

Period	EBITDA
March 31, 2005 and each Fiscal Quarter thereafter	$50,000,000

4. Subsection (c) of Section 7.2.4 of the Credit Agreement, Financial Covenants, shall be amended to read in full as follows:

(c) Minimum Tangible Net Worth. The Borrower and the Co-Borrowers will not permit Tangible Net Worth as of the last day of any Fiscal Year set forth below to be less than the amount set forth opposite such period:

Period	Tangible Net Worth
December 31, 2004	$36,000,000
December 31, 2005	$36,000,000
December 31, 2006 and each December 31 thereafter	$36,000,000

5. Amendment Fee. Borrower shall pay an Amendment Fee of $10,000 to each Lender that has signed this Amendment, without changes or reservations, and delivered it to counsel for the Administrative Agent on or before 3:00 p.m. (Denver Time) on March 28, 2005.

6. This Amendment shall be effective conditioned upon execution and delivery to the Agent of this Amendment by the Borrower, the Co-Borrowers and the Required Lenders.

7. Notwithstanding the terms of this Amendment, it is expressly understood and agreed that the Agent and the Lenders shall have the right at all times hereafter to require strict performance by Borrower and the Co-Borrowers of all terms of the Credit Agreement or any other Loan Document, that the Agent and the Lenders do not waive, affect or diminish any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

8. To induce the Agent, the Collateral Agents, and the Lenders to enter into this Amendment, Borrower and the Co-Borrowers acknowledge and agree that they have no actual or potential claim or cause of action against the Agent, the Collateral Agents and the Lenders relating to any Loan Documents or any actions or events occurring on or before the date hereof. Borrower and the Co-Borrowers waive and release any right to assert same.

9. The parties hereto agree that this Amendment shall be an integral part of the Credit Agreement and other Loan Documents, and that all of the terms set forth therein are hereby incorporated in this Amendment by reference, and that all terms of this Amendment are hereby incorporated into said Credit Agreement and other Loan Documents, as if made an original part thereof. All of the terms and conditions of the Credit Agreement and other Loan Documents, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Credit Agreement and other Loan Documents, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first hereinabove written.

BORROWER:

ROYSTER-CLARK, INC., Borrower
1251 Avenue of the Americas
9th Floor, Suite 900
New York, New York 10020

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

CO-BORROWERS:

ROYSTER-CLARK RESOURCES LLC

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

{Signature Page to Third Amendment to Amended and Restated Revolving Credit Agreement dated as of March 28, 2005}

ROYSTER-CLARK AGRIBUSINESS, INC.
(f/k/a IMC AgriBusiness, Inc.)

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

ROYSTER-CLARK NITROGEN, INC.
(f/k/a IMC Nitrogen Company)

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

LENDERS:

U.S. BANK NATIONAL ASSOCIATION, as Agent, as Collateral Agent and as a Lender
950 17th Street, Suite 350
Denver, Colorado 80202

By	/s/ Alan V. Schuler
Alan V. Schuler
Its	Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Collateral Agent and as a
Lender
1211 Avenue of the Americas
New York, New York 10036

By	/s/ Mark Cuccinello
Mark Cuccinello
Its	Assistant Vice President

FLEET CAPITAL CORPORATION
335 Madison Avenue, 6th Floor
New York, New York 10017

By	/s/ Suzanne Cozine
Suzanne Cozine
Its	Vice President

{Signature Page to Third Amendment to Amended and Restated Revolving Credit Agreement dated as of March 28, 2005}

UBS AG, STAMFORD BRANCH
677 Washington Blvd.
Stamford, Connecticut 06902

By	/s/ Wilfred V. Saint
Wilfred V. Saint
Its	Director

By	/s/ Juan Zunlga
Juan Zunlga
Its	Associate Director

CONGRESS FINANCIAL CORPORATION
1133 Avenue of Americas, 29th Floor
New York, New York 10036-6710

By	/s/ David Hill
David Hill
Its	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION
One PNC Plaza-6th Floor
249 5th Avenue
Pittsburgh, Pennsylvania 15222

By	/s/ Peter Redington
Peter Redington
Its	Assistant Vice President

MERRILL LYNCH CAPITAL, A
DIVISION OF MERRILL LYNCH
BUSINESS FINANCIAL SERVICES INC.
225 Liberty Street, 5th Floor
New York, New York 10281

By	/s/ James M. Betz
James M. Betz
Its	Vice President

WEBSTER BUSINESS CREDIT
CORPORATION (f/k/a Whitehall Business
Credit Corporation)
One State Street, 7th Floor
New York, New York 10004

By	/s/ Alan F. McKay
Alan F. McKay
Its	Vice President

{Signature Page to Third Amendment to Amended and Restated Revolving Credit Agreement dated as of March 28, 2005}

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